[ARTWORK]


                       THE L. ROY PAPP STOCK FUND, INC.
                                A No-Load Fund







                             THIRD QUARTER REPORT
                              SEPTEMBER 30, 1996



                                                        Managed by:
                                                        L. Roy Papp & Associates
                                                        4400 North 32/nd/ Street
                                                        Suite 280
                                                        Phoenix, AZ  85018
                                                        (602)956-1115 Local
                                                        (800)421-4004

                             FACTS ABOUT THE FUND

Investment Objective

The Fund invests for the long-term in good quality common stocks. For the most part, the companies in which the Fund invests occupy a dominant position in their industry and are purchased at prices which, in the opinion of the Fund's management, do not reflect their superior long-term growth of earnings and dividends. Once purchased, the shares of these companies are ordinarily retained so long as management believes that the prospects for appreciation continue to be favorable and that the securities are not greatly overvalued in the marketplace.

The Investment Adviser

The Fund's assets are managed by L. Roy Papp & Associates, the largest investment counseling firm in Arizona, with over $578 million in total assets managed for individuals, trusts, corporations, and charitable and educational institutions. Founded in 1978, the Firm is solely in the investment management business. The Firm is an independent general partnership. Of its ten general partners, seven are Chartered Financial Analysts (CFAs).

Experienced Management

The securities portfolio of the Fund is managed by L. Roy Papp and Rosellen C. Papp. Mr. Papp, the founder of L. Roy Papp & Associates, has over 41 years experience in the field of investment management. Prior to founding L. Roy Papp & Associates, he was a senior partner of a large investment counseling firm in Chicago, Illinois and the United States Director and Ambassador to the Asian Development Bank, Manila, Philippines. He received his M.B.A. degree from the Wharton School, University of Pennsylvania and his A.B. degree from Brown University.

Rosellen C. Papp, the director of research at L. Roy Papp & Associates, has over 17 years experience in security and financial analysis. She holds a Master of Management degree in Finance from the Kellogg Graduate School of Management, Northwestern University and a B.B.A. degree from the University of Michigan. She is a Chartered Financial Analyst and member of the International Society of Financial Analysts.

"Pure" No-Load

The Fund is a "pure" no-load fund in that there are no "loading" charges or sales commissions paid in connection with the purchase of its shares. In addition, there are no deferred sales loads, no redemption fees, and no 12b-1 fees. The Fund's investment adviser receives an annual management fee of 1%, which is based on the Fund's average daily net asset value. Other expenses such as auditing charges, legal fees, and custodial expenses are limited to 1/4% of the Fund's average daily net asset value; therefore, the Fund's annual expenses may not exceed 1-1/4%.

Suitability

The Fund is suitable only for long-term investors seeking capital appreciation and increased dividend income over time. Included are individuals of most ages, institutional accounts such as pension and profit sharing plans, retirement accounts such as IRA's, educational accounts for young children, and many personal trusts. The Fund is not suitable for those with high current income needs, aggressive investors who desire maximum short-term results and are willing to assume the attendant risks, and those with relatively short time horizons who may require their capital in the near-term.

                       The L. Roy Papp Stock Fund, Inc.


Dear Fellow Shareholder:

Our Fund has done well during the first nine months of 1996. On a per share basis, we were up 14.6% during that period. Since inception, a little less than five years ago, we are up 147.2%. Despite a minor technical correction in July, which the pundits had been predicting for over two years and from which the overall market recovered quickly, the Standard & Poor's 500 Stock Average actually gained 3.1% during the September quarter.

Shareholders often ask me whether the stock market is "too high." While the S&P 500 is selling at about 16.8 times expected 1997 earnings, viewed in the light of a number of critical factors, today's prices seem reasonable. Consider the following:

     Our economy is strong. Many new jobs have been created and unemployment is at its lowest level in a long time. Rather than an increase in benefits and perquisites, the real disposable income of the average worker is increasing for the first time in many years.

     Inflation is moderate and shows no signs of getting out of hand. Any increase in interest rates by the Federal Reserve will probably be minor and will likely not adversely affect the economy.

     The worldwide competitive position of the United States has never been better. We are the leaders in technology and the world wants our products as represented by consumer goods, movies, television productions, and music.

     The earnings of our best managed, growth companies continue to improve, often dramatically. It is the shares of companies like these which we seek for our Fund's portfolio.

     Finally, although there are plenty of hot spots around the world, the cold war has ended and the United States has emerged as the only Superpower. This has enabled many nations to reduce their armaments spending, which in turn frees more income for discretionary spending.

These are the circumstances in which we find ourselves today. They are not conditions under which one would expect a weak stock market, especially when it appears the present situation will continue for at least a few more years. And these are the reasons we remain optimistic.


                                            Warmest regards,

                                            /s/ L. Roy Papp
                                            -----------------------
                                            L. Roy Papp, Chairman
                                            October 4, 1996

                       THE L. ROY PAPP STOCK FUND, INC.
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                              SEPTEMBER 30, 1996
                                  (UNAUDITED)

                                                                       Number           Market
                          Common Stocks                               of Shares         Value
-----------------------------------------------------------------     ---------       ----------
Distributors (12.9%)
  Arrow Electronics, Inc.*
     (Distributor of electronic components and computer products)        13,700       $  609,650
  Marshall Industries, Inc.*
     (Distributor of industrial electronic components)                  109,000        3,283,625
  Sigma-Aldrich Corp.
     (Develops, manufactures, and distributes specialty chemicals)       19,500        1,111,500
  W.W. Grainger
     (Distributor and manufacturer of electric equipment)                21,200        1,489,300
                                                                                      ----------
                                                                                       6,494,075
                                                                                      ----------
Ethical Drugs (11.6%)
  American Home Products Corporation
     (Ethical and proprietary drugs)                                     17,000        1,083,075
  Merck & Company
     (Ethical drugs and specialty chemicals)                             47,500        3,342,813
  Mylan Laboratories, Inc.
     (Manufacturer of prescription generic drugs)                        82,150        1,406,819
                                                                                      ----------
                                                                                       5,833,382
                                                                                      ----------
Consumer Services (11.1%)
  G&K Services Class A
     (Uniform rental service)                                            59,000        1,725,750
  Service Corporation International
     (Funeral service; cemetery owner/operator)                         127,000        3,841,750
                                                                                      ----------
                                                                                       5,567,500
                                                                                      ----------
Computers and Software ( 10.3%)
  Hewlett-Packard Company
     (Manufacturer of printers, computers and medical
       electronic equipment)                                             24,000        1,170,000
  Intel Corporation
     (Manufacturer of microprocessors, microcontrollers,
       and memory chips)                                                 20,000        1,908,750
  Microsoft Corporation*
     (Personal computer software)                                        16,000        2,110,000
                                                                                      ----------
                                                                                       5,188,750
                                                                                      ----------
Financial Services (9.8%)
  Northern Trust Corporation
     (Bank specializing in trust services)                               19,500        1,282,125
  State Street Boston Corporation
     (Provider of securities custodial services)                         54,600        3,132,675
  T. Rowe Price
     (Provides investment advisory and administrative
       services to the their family of no-load mutual funds)             15,000          487,500
                                                                                      ----------
                                                                                       4,902,300
                                                                                      ----------
Industrial Services (7.8%)
  Interpublic Group of Companies, Inc.
     (Worldwide advertising agencies)                                    60,000        2,835,000
  Manpower, Inc.
     (Provider of nongovernment employment services)                     33,000        1,097,250
                                                                                      ----------
                                                                                       3,932,250
                                                                                      ----------

*Non-income producing security.

                        THE L. ROY PAPP STOCK FUND, INC.
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               SEPTEMBER 30, 1996
                                  (UNAUDITED)

                                                                          Number       Market
                       Common Stocks (continued)                         of Shares     Value
-----------------------------------------------------------------------  ---------  ------------

  RETAIL STORES (7.8%)
   Albertson's Inc.
     (Regional retail grocery chain)                                        51,800   $ 2,182,075
   Walgreen Company
     (Retail drug store chain)                                              47,000     1,739,000
                                                                                     -----------
                                                                                       3,921,075
                                                                                     -----------
  ELECTRICAL EQUIPMENT (5.8%)
   General Electric Co.
     (Diversified industrial company)                                       14,600     1,328,600
   Emerson Electric Company
     (Manufacturer of electrical and electronic products and systems)       17,500     1,577,187
                                                                                     -----------
                                                                                       2,905,787
                                                                                     -----------
  CONSUMER PRODUCTS (5.6%)
   Clorox Company
     (Manufacturer of bleach and other consumer products)                   14,600     1,399,775
   Procter & Gamble Company
     (Household, personal care, and food products)                          14,700     1,433,250
                                                                                     -----------
                                                                                       2,833,025
                                                                                     -----------
  TELECOMMUNICATIONS (4.7%)
   Motorola, Inc.
     (Manufacturer of electronic equipment)                                 46,000     2,374,750
                                                                                     -----------

  RESTAURANTS (3.7%)
   McDonald's Corporation
     (Fast food restaurants and franchising)                                39,000     1,847,625
                                                                                     -----------

  MISCELLANEOUS (7.8%)
   Intermagnetics General*
     (Manufacturer of superconductive magnetic systems
      and environmentally acceptable refrigerant)                           22,950       318,431
   Mattel, Inc.
     (Toy manufacturer)                                                     83,750     2,167,031
   Verifone, Inc.*
     (Supplier of transaction automation systems)                           31,000     1,387,250
                                                                                     -----------
                                                                                       3,872,712
                                                                                     -----------

  TOTAL COMMON STOCKS - 98.9%                                                         49,673,231

  CASH AND OTHER ASSETS, LESS LIABILITIES - 1.1%                                         534,224
                                                                                     -----------

  NET ASSETS - 100%                                                                  $20,207,455
                                                                                     ===========

  NET ASSET VALUE PER SHARE
   (Based on 2,309,726 shares outstanding at September 30, 1996)                          $21.74
                                                                                     ===========



  *Non-income producing security.

                        THE L. ROY PAPP STOCK FUND, INC.


                             DIRECTORS
     James K. Ballinger                     L. Roy Papp
     Amy S. Clague                          Rosellen C. Papp
     Robert L. Mueller                      Bruce C. Williams
     Harry A. Papp

                              OFFICERS
     Chairman - L. Roy Papp                 President - Harry A. Papp

                            VICE PRESIDENTS
     Victoria S. Cavallero                  Robert L. Mueller
     George D. Clark, Jr.                   Rosellen C. Papp
     Jeffrey N. Edwards                     Bruce C. Williams
     Robert L. Hawley

                   SECRETARY - Robert L. Mueller
             ASSISTANT SECRETARY - Barbara D. Perleberg
                    TREASURER - Rosellen C. Papp
                ASSISTANT TREASURER - Julie A. Hein

                         INVESTMENT ADVISER
                      L. Roy Papp & Associates
                 4400 North 32nd Street, Suite 280
                      Phoenix, Arizona  85018
                     Telephone: (602) 956-1115

                             CUSTODIAN
                    Wells Fargo Bank of Arizona
                     100 West Washington Street
                      Phoenix, Arizona  85003

              SHAREHOLDER SERVICES AND TRANSFER AGENT
                      L. Roy Papp & Associates
                 4400 North 32nd Street, Suite 280
                      Phoenix, Arizona  85018
             Telephone: (602) 956-1115, (800) 421-4004

                   INDEPENDENT PUBLIC ACCOUNTANTS
                        Arthur Andersen LLP
                 2 North Central Avenue, Suite 1000
                      Phoenix, Arizona  85004

                           LEGAL COUNSEL
                         Bell, Boyd & Lloyd
                       70 West Madison Street
                      Chicago, Illinois  60602


This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied or preceded by a currently effective prospectus of the Fund. No sales charge to the shareholder or to the new investor is made in offering the shares of the Fund.